INSTALLMENT NOTE

INSTALLMENT (INTEREST INCLUDED)

Escrow No. 628642-CB

$170,000.00 Yucca Valley, California May 17, 2011

In installments as herein stated, for value received, I promise to pay to

Sal Gonzalez and Frances R. Gonzalez, Husband and Wife
and Alfred J. Gonzalez, ~~A Married Man~~ a single man, all as joint tenants
or order,

at a place as designated by beneficiary herein, the sum of ONE HUNDRED SEVENTY THOUSAND AND 00/100 DOLLARS,

with interest from June 30, 2011, on the unpaid principal, at the rate of 6.50 percent per annum. Principal and interest payable in installments of

NINE HUNDRED TWENTY AND 83/100 DOLLARS, ($920.83),

OR MORE on the same day of each and every month, beginning on July 30, 2011, and continuing until June 30, 2014 when all principal and interest shall become due and payable in full.

Anything herein to the contrary notwithstanding, in the event of a voluntary sale, transfer or conveyance of all or any portion of the property described herein, any indebtedness or obligation hereunder, shall at the option of the holder hereof, immediately become due and payable.

In the event that any payment, or any portion thereof, due hereunder is not received by the Payee within 10 days after the due date thereof, the undersigned agrees to pay to Payee, in addition to the regular monthly payment, a late charge of 6%.

Each payment shall be credited on interest then due, and the remainder on principal; and interest shall thereupon cease upon the principal so credited. Should default be made in payment of any installment when due the whole sum of principal and interest shall become due at the option of the holder of this note. Principal and interest payable in lawful money of the United States. If action be instituted on this note I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by a Deed of Trust to Fidelity National Title Company, a California Corporation, herein called Trustee.

Coronus Energy Corp.

By: ____________________
Authorized Signature

DO NOT DESTROY THIS NOTE: When paid, this note and the Deed of Trust must be surrendered to Trustee for cancellation, before reconveyance will be made.